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Exhibit 99.1 Resignation Letter

                                     [LOGO]


November 8, 2006

Ross Seibert, CEO
Miracor Diagnostics, Inc.
9191 Towne Centre Drive
Suite 400
San Diego, California 92122

Dear Ross:

         Subject: Resignation from the Board of Directors

As per our discussions, I hereby resign from the board of directors of Miracor Diagnostics.

I appreciate your association and friendship over the past many months and I wish you well going forward.


//signed//
Gregory S. Anderson


Cc: Howard Salmon, Chairman
    Robert Meshel, Corporate Counsel